    [LOGO] M F S(SM)                                               Annual Report
INVESTMENT MANAGEMENT                                          November 30, 1997



MFS(R) LARGE CAP GROWTH FUND
(FORMERLY MFS(R) CAPITAL GROWTH FUND)

[Graphic Omitted]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 32)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  6
Portfolio Concentration ...................................................  9
Tax Form Summary ..........................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
MFS Investment Opportunities .............................................. 30
The MFS Family of Funds(R) ................................................ 31
The ABCs of Investing ..................................................... 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 24.67%, CLASS B SHARES 23.66%, AND CLASS I SHARES 24.09%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND HAS BENEFITED FROM AN ENVIRONMENT IN WHICH INTEREST RATES HAVE BEEN FALLING WHILE ECONOMIC GROWTH AND CORPORATE PROFITS HAVE BEEN STRONG, ALTHOUGH WE ANTICIPATE SOME SLOWDOWN IN GROWTH GOING FORWARD.

o THE FUND SEEKS TO INVEST IN COMPANIES WITH ABOVE-AVERAGE REVENUE AND EARNINGS GROWTH, AS WELL AS IN COMPANIES THAT WE BELIEVE CAN CONTROL THEIR OWN DESTINIES THROUGH INTERNAL CHANGE, SUCH AS THROUGH COST CUTTING OR CONSOLIDATION.

o EFFECTIVE SEPTEMBER 1, 1997, THE NAME OF THE FUND WAS CHANGED TO MFS(R) LARGE CAP GROWTH FUND. WHILE THE FUND'S INVESTMENT OBJECTIVE -- LONG-TERM GROWTH OF CAPITAL -- IS THE SAME, THE FUND WILL PURSUE THIS OBJECTIVE BY INVESTING IN STOCKS OF LARGE-CAPITALIZATION COMPANIES.

  NOT FDIC INSURED              MAY LOSE VALUE             NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Stephen Pesek]
    Stephen Pesek

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of 24.67%, Class B shares 23.66%, and Class I shares 24.09%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 28.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Effective September 1, 1997, the name of the Fund was changed to MFS Large Cap Growth Fund. While the Fund's investment objective -- long-term growth of capital -- is the same, the Fund will pursue this objective by investing in stocks of large-capitalization companies.

Q.  HOW HAS THE FUND'S STRATEGY CHANGED SINCE IT WAS RENAMED?
A. There is somewhat more emphasis on companies with strong current fundamentals and less on turnaround situations or potential growth possibilities. We cite four major characteristics to describe companies in the portfolio. First, we look for companies with high unit sales growth that supports above-average revenue growth. Second, we look for companies with accelerated earnings growth driven by expanding profit margins, new product cycles, and/or acquisitions that contribute to growth. Third, we want companies that are able to control their own destinies through internal change, such as through cost cutting, consolidation, and relatively high levels of internal investment. Finally, we look for companies that we think can benefit from a fundamental mismatch in the balance between supply and demand.

Q.  CAN YOU GIVE US AN EXAMPLE OF A COMPANY THAT FITS THIS DESCRIPTION?
A. One would be Rite Aid, a drug store company. The company has good same-store sales driven by current health care trends, including the fact that more people are enrolling in managed-care plans, or health maintenance organizations (HMOs). Because HMOs stress lower-cost medical care, people using them tend to order more prescription drugs, rather than go into hospitals. This creates a good, underlying growth trend in drug usage. On top of that, the advent of the co-payment system has made it easier and cheaper for patients to get the drugs they need. Also, as the population ages, the number of prescriptions goes up. The average person gets about 13 prescriptions per year, but when people reach age 65 they get about 21 prescriptions per year. Rite Aid recently made a big acquisition on the West Coast, so for the next couple of years it's well positioned to improve operating profits.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND INVESTMENT ENVIRONMENT OF THE PAST YEAR?
A. It's been very favorable. Interest rates have fallen, while economic growth and corporate profits have been strong. In fact, the United States is having its longest economic expansion since the Civil War. While the current environment is good, we do anticipate some slowdown in growth going forward.

Q. FINANCIAL SERVICES IS ONE OF THE LARGEST SECTORS IN THE FUND. COULD YOU TALK ABOUT THE KIND OF COMPANIES YOU LIKE HERE?
A. Fannie Mae (Federal Home Loan Mortgage Corporation) has been a good holding for the Fund. Housing dynamics are spectacular, with home ownership at record levels and the birth rate increasing for the first time in 50 years. Also, with the strong economy, the near-term trends for discretionary income are good. One of those trends is the large number of mortgage refinancings, reducing homeowners' monthly mortgage payments. The banking area has also done well and, there, we're looking for good regional banks, not necessarily large money-center banks. We like banks that have good underlying demographic growth in their regions and that are benefiting from consolidation. A third area is auto insurers, a sector in which companies are benefiting from improvements in loss ratios. Two reasons for these improvements are tort reform and favorable litigation trends. For example, insurance companies have done a better job of intervention and of arranging settlements as quickly as possible. Also, air bags and the increased use of seat belts have reduced the severity of many injuries.

Q.  WHAT ABOUT TECHNOLOGY?
A. That's actually come down a bit in the portfolio. At the end of August, the technology weighting was almost 24% and, by the end of November, it was 17.7%. A lot of that was due to the Asian crisis, as we've sold some holdings in that region. We're now shifting from infrastructure companies that make components and hardware toward solution-oriented companies, software and service companies that we think have a more defensible business model. Here, holdings include Computer Sciences, Computer Associates, BMC Software, and Compuware. The Asian slowdown probably impacts technology more than any other industry, and I think that situation is going to continue for a while.

Q.  AND WHAT ABOUT HEALTH CARE?
A. In addition to the drug stores, the better-valued pharmaceutical companies such as Bristol-Myers Squibb and Schering Plough are still big holdings. These companies have new drugs under development that should be coming to market in the next couple of years.

Q.  WOULD YOU SAY THE FUND IS POSITIONED DEFENSIVELY OR AGGRESSIVELY THESE DAYS?
A. I'd say we're more defensive, for a couple of reasons. First, we think valuations are high, meaning that stocks are selling at high multiples relative to their earnings and book values. This makes them more vulnerable when there are market swings in places like Asia or Latin America. Second, if you look at the two components of stock price performance, earnings and interest rates, we're more optimistic about the trend of interest rates and less optimistic about the trend of corporate earnings. For example, more than one-third of the 30 companies in the Dow Jones Industrial Average have missed their earnings projections in the past couple of quarters. One reason for this is that we're late in this economic expansion, and it seems like the economy is slowing down.

Q.  COULD YOU TALK ABOUT ANY STOCKS THAT HAVE PERFORMED BETTER THAN EXPECTED?
A. Compuware is a good example. Half of the company's business is systems integration, and half is software, by which the company provides client-server software systems for corporate customers. These systems tie the different computer systems together, and the company has done very well in terms of revenue and earnings growth.

Q.  AND WHAT ABOUT STOCKS THAT HAVE NOT PERFORMED AS WELL AS YOU WOULD HAVE
    WISHED?
A. One would be United Healthcare, which may be getting caught up in what we believe is an emerging HMO crisis. While HMOs have started raising prices modestly, cost trends have been surprisingly poor for the industry; that is, their costs have been going up, but they haven't been able to raise prices sufficiently to make up for it. We think this situation will improve, but it might take another year or two.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU EXPECT, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?
A. The slowdown in growth we're anticipating points us toward industries like consumer nondurables, health care, and financial services, sectors that we believe can manage better in a slow-growth environment. This recovery has gone on so long that we think corporate earnings have to slow eventually, so we're looking for companies with more-predictable growth capabilities, such as some of the financial services companies.

   /s/ Stephen Pesek

      Stephen Pesek
      Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

STEPHEN PESEK JOINED MFS IN 1994 AS AN INDUSTRY SPECIALIST AND WAS PROMOTED TO VICE PRESIDENT IN 1995. A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA, HE HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND HAS MANAGED MFS LARGE CAP GROWTH FUND SINCE JUNE 1997.

FUND FACTS

NOTE: THE FUND CHANGED ITS NAME FROM MFS(R) CAPITAL GROWTH FUND TO MFS LARGE CAP
      GROWTH FUND AS OF SEPTEMBER 1, 1997.

OBJECTIVE:                   THE FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
                             DIVIDEND INCOME, IF ANY, IS A CONSIDERATION
                             INCIDENTAL TO THE FUND'S OBJECTIVE.

COMMENCEMENT OF INVESTMENT OPERATIONS: DECEMBER 29, 1986

CLASS INCEPTION:            CLASS A    SEPTEMBER 7, 1993
                            CLASS B    DECEMBER 29, 1986
                            CLASS I    JANUARY 2, 1997

SIZE:                       $652.1 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Large Cap Growth Fund -- Class B shares in comparison to various market indicators. Class B share performance results do not reflect the deduction of any contingent deferred sales charge (CDSC); benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1997)

              MFS LARGE CAP         S&P 500        CONSUMER
               GROWTH FUND         COMPOSITE      PRICE INDEX
               -- CLASS B           INDEX           -- U.S.
--------------------------------------------------------------
11/92           $10,000            $10,000         $10,000
11/93            10,370             11,010          10,268
11/94            10,212             11,125          10,542
11/95            14,109             15,239          10,813
11/96            16,768             19,485          11,169
11/97            20,735             25,041          11,409


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1997)
              MFS LARGE CAP         S&P 500        CONSUMER
               GROWTH FUND         COMPOSITE      PRICE INDEX
               -- CLASS B           INDEX           -- U.S.
--------------------------------------------------------------
11/87           $10,000            $10,000         $10,000
11/89            16,237             16,136          10,904
11/91            18,584             18,745          11,934
11/93            23,244             24,450          12,627
11/96            31,626             33,843          13,298
11/97            46,478             55,611          14,030

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997
                                                                  1 Year      3 Years      5 Years           10 Years
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund (Class A)
  including 5.75% sales charge (SEC results)                      +17.50%      +25.22%      +15.22%            +16.36%
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund (Class A) at net asset value            +24.67%      +27.71%      +16.59%            +17.05%
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund (Class B) with CDSC (SEC results)       +19.80%      +26.00%      +15.48%            +16.61%
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund (Class B) at net asset value            +23.66%      +26.63%      +15.70%            +16.61%
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund (Class I) at net asset value            +24.09%      +26.77%      +15.78%            +16.65%
----------------------------------------------------------------------------------------------------------------------
Average growth fund*                                              +22.00%      +24.80%      +16.55%            +16.76%
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                            +28.60%      +31.05%      +20.15%            +18.72%
----------------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                            + 2.15%      + 2.67%      + 2.67%            + 3.44%
----------------------------------------------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living
  (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

TYCO INTERNATIONAL LTD.                    CUC INTERNATIONAL
Manufacturer of fire protection,           Home shopping company
packaging, and electronic equipment
                                           UNITED HEALTHCARE CORP.
RITE AID CORP.                             Health maintenance organization
U.S. drug store chain
                                           BMC SOFTWARE
BRISTOL-MYERS SQUIBB CO.                   Computer software company
Pharmaceutical products company
                                           MICROSOFT CORP.
COMPUTER ASSOCIATES INTERNATIONAL, INC.    Computer software and systems company
Computer software company
                                           FRED MEYER, INC.
CVS CORP.                                  Northwestern U.S. supermarket chain
U.S. drug store chain

LARGEST SECTORS
Other Sectors                                      29.2%
Technology                                         17.7%
Miscellaneous
  (Conglomerates, special products/services)       13.4%
Financial Services                                 13.3%
Health Care                                        13.3%
Retailing                                          13.1%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $99,422,535 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED NOVEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 10.80%.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Stocks - 93.5%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 88.8%
  Aerospace - 0.3%
    Allied Signal, Inc.                               59,600       $  2,212,650
    Boeing Co.                                           130              6,906
                                                                   ------------
                                                                   $  2,219,556
-------------------------------------------------------------------------------
  Automotive
    Avis Rent A Car, Inc.*                             8,200       $    275,213
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Bank of New York, Inc.                            61,100       $  3,284,125
    Compass Bancshares, Inc.                          84,300          3,372,000
    Wells Fargo & Co.                                 11,500          3,533,375
                                                                   ------------
                                                                   $ 10,189,500
-------------------------------------------------------------------------------
  Business Machines - 0.3%
    Affiliated Computer Services, Inc., "A"*          86,200       $  2,014,925
-------------------------------------------------------------------------------
  Business Services - 4.6%
    At Home Corp.*                                     1,700       $     35,062
    BDM International, Inc.*                          71,100          2,079,675
    Bright Horizons, Inc.*                             1,400             22,225
    Computer Sciences Corp.*                          92,900          7,356,519
    CUC International, Inc.*                         435,200         12,512,000
    First Data Corp.                                 109,400          3,097,387
    Ikon Office Solutions, Inc.                      146,500          4,459,094
    Pierce Leahy Corp.*                                4,400            107,250
    SPR, Inc.*                                         1,600             25,400
                                                                   ------------
                                                                   $ 29,694,612
-------------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Telephone & Data Systems, Inc.                    85,200       $  3,743,475
-------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                    59,600       $  4,570,575
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                  70,400       $  9,961,600
-------------------------------------------------------------------------------
  Computer Software - Systems - 7.8%
    BMC Software, Inc.*                              157,700       $ 10,230,787
    Cadence Design Systems, Inc.*                     66,600          1,681,650
    Compaq Computer Corp.*                           102,400          6,393,600
    Computer Associates International, Inc.          250,650         13,049,466
    Compuware Corp.*                                 245,400          8,573,662
    Edwards (J.D.) & Co.*                              4,200            143,850
    Keane, Inc.*                                      37,200          1,178,775
    Oracle Systems Corp.*                            166,700          5,553,194
    Scopus Technology Inc.*                           75,800            909,600
    Synopsys, Inc.*                                   78,700          3,236,538
                                                                   ------------
                                                                   $ 50,951,122
-------------------------------------------------------------------------------
  Consumer Goods and Services - 10.8%
    Clorox Co.                                        42,200       $  3,275,775
    Colgate-Palmolive Co.                             71,200          4,757,050
    Gillette Co.                                      26,700          2,464,744
    Newell Co.                                       112,500          4,591,406
    Philip Morris Cos., Inc.                         194,100          8,443,350
    RJR Nabisco Holdings Corp.                       141,900          5,170,481
    Service Corp. International                      128,600          4,701,938
    Tyco International Ltd.                          943,682         37,039,518
                                                                   ------------
                                                                   $ 70,444,262
-------------------------------------------------------------------------------
  Containers - 1.2%
    Corning, Inc.                                     68,936       $  2,925,472
    Jefferson Smurfit Corp.*                          22,000            363,000
    Stone Container Corp.                            358,600          4,482,500
                                                                   ------------
                                                                   $  7,770,972
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Westinghouse Electric Corp.                       75,900       $  2,277,000
-------------------------------------------------------------------------------
  Electronics - 2.5%
    Altera Corp.*                                     62,100       $  2,907,056
    Analog Devices, Inc.*                            183,400          5,754,175
    Applied Materials, Inc.*                          41,100          1,356,300
    Atmel Corp.*                                      43,900            985,006
    Intel Corp.                                       43,400          3,368,925
    Teradyne, Inc.*                                   51,900          1,702,969
                                                                   ------------
                                                                   $ 16,074,431
-------------------------------------------------------------------------------
  Entertainment - 4.7%
    American Radio Systems Corp., "A"*               141,500       $  7,039,625
    Clear Channel Communications, Inc.*              103,300          6,998,575
    Harrah's Entertainment, Inc.*                    194,200          3,896,138
    Hearst-Argyle Television, Inc.*                   33,800            988,650
    LIN Television Corp.*                             73,100          3,919,987
    Mirage Resorts, Inc.*                            136,700          3,246,625
    Univision Communications, Inc., "A"*              16,500          1,098,281
    Viacom, Inc., "B"*                               107,100          3,748,500
                                                                   ------------
                                                                   $ 30,936,381
-------------------------------------------------------------------------------
  Financial Institutions - 4.5%
    American Express Co.                              65,100       $  5,134,762
    ARM Financial Group, Inc., "A"                     3,000             60,938
    Associates First Capital Corp., "A"               64,000          4,112,000
    CIT Group, Inc.*                                  17,900            543,712
    Federal National Mortgage Assn.                  175,500          9,268,594
    Merrill Lynch & Co., Inc.                         56,500          3,965,594
    Morgan Stanley, Dean Witter, Discover & Co.       43,600          2,368,025
    Union Planters Corp.                              57,500          3,550,625
                                                                   ------------
                                                                   $ 29,004,250
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Beringer Wine Estates Holdings, "B"*               2,900       $     94,250
    McCormick & Co., Inc.                            147,500          3,908,750
    Mondavi Robert Corp.*                             41,700          1,975,538
    Pepsi Co., Inc.                                  129,300          4,767,937
    Ralston-Ralston Purina Co.                        29,000          2,697,000
    Tootsie Roll Industries, Inc.                     60,900          3,912,825
                                                                   ------------
                                                                   $ 17,356,300
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Kimberly-Clark Corp.                             135,300       $  7,044,056
-------------------------------------------------------------------------------
  Insurance - 6.2%
    Allstate Corp.                                    84,200       $  7,230,675
    Chubb Corp.                                       79,000          5,604,062
    CIGNA Corp.                                       42,200          7,057,950
    Executive Risk, Inc.                              22,800          1,482,000
    Frontier Insurance Group, Inc.                     3,000             72,188
    Lincoln National Corp.                            38,300          2,733,662
    Paula Financial*                                   1,300             28,925
    PennCorp Financial Group, Inc.                    18,300            618,769
    Progressive Corp.                                 77,500          7,905,000
    Torchmark Corp.                                   83,600          3,411,925
    Travelers Group, Inc.                             87,600          4,423,800
                                                                   ------------
                                                                   $ 40,568,956
-------------------------------------------------------------------------------
  Machinery
    JLK Direct Distribution, Inc., "A"*                1,300       $     36,969
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Boston Scientific Corp.*                          67,300       $  3,041,119
    Bristol-Myers Squibb Co.                         175,520         16,433,060
    McKesson Corp.                                    25,100          2,808,062
    Mentor Corp.                                     131,700          4,477,800
    Pfizer, Inc.                                      87,700          6,380,175
    Schering Plough Corp.                            134,100          8,406,394
    Warner-Lambert Co.                                20,000          2,797,500
                                                                   ------------
                                                                   $ 44,344,110
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.8%
    AmeriSource Health Corp., "A"*                    93,900       $  6,080,025
    Cardinal Health, Inc.                             48,100          3,643,575
    Columbia/HCA Healthcare Corp.                     97,900          2,888,050
    Guidant Corp.                                     50,800          3,263,900
    HBO & Co.                                         31,000          1,391,125
    HEALTHSOUTH Corp.*                               184,700          4,848,375
    Pacificare Health Systems, Inc., "B"*             19,000          1,021,250
    Shared Medical System Corp.                       58,500          3,744,000
    United Healthcare Corp.                          208,200         10,839,412
                                                                   ------------
                                                                   $ 37,719,712
-------------------------------------------------------------------------------
  Oil Services - 2.2%
    Baker Hughes, Inc.                                54,700       $  2,290,563
    Camco International, Inc.                         35,400          2,221,350
    Cooper Cameron Corp.                              42,500          2,589,844
    IRI International Corp.*                           7,200            116,100
    Noble Drilling Corp.*                            161,000          4,840,062
    Weatherford Enterra, Inc.*                        57,200          2,577,575
                                                                   ------------
                                                                   $ 14,635,494
-------------------------------------------------------------------------------
  Oils - 1.8%
    Occidental Petroleum Corp.                       229,600       $  6,816,250
    Texaco, Inc.                                      85,000          4,802,500
                                                                   ------------
                                                                   $ 11,618,750
-------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Corp.                27,300       $  2,497,950
    Wisconsin Central Transportation Corp.*          136,500          4,112,063
                                                                   ------------
                                                                   $  6,610,013
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Equity Office Properties Trust                    49,800       $  1,615,388
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Friendly Ice Cream Corp.*                         19,300       $    308,800
    Hilton Hotels Corp.                               51,500          1,602,938
    ITT Corp.*                                        44,100          3,346,087
    Promus Hotel Corp.*                              104,750          4,347,125
    Tricon Global Restaurants, Inc.*                  10,000            338,125
                                                                   ------------
                                                                   $  9,943,075
-------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Royal Caribbean Cruises Ltd.                      59,200       $  2,841,600
-------------------------------------------------------------------------------
  Stores - 9.5%
    Arbor Drugs, Inc.                                 70,100       $  1,901,463
    CVS Corp.                                        194,400         12,903,300
    Home Depot, Inc.                                 114,300          6,393,656
    Office Depot, Inc.*                              401,100          9,475,988
    Republic Industries, Inc.*                        90,900          2,369,081
    Rite Aid Corp.                                   390,400         25,668,800
    Wal-Mart Stores, Inc.                             87,100          3,478,556
                                                                   ------------
                                                                   $ 62,190,844
-------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Fred Meyer, Inc.*                                283,100       $  9,590,012
    Kroger Co.*                                      114,400          3,939,650
    Safeway, Inc.*                                    69,500          4,222,125
                                                                   ------------
                                                                   $ 17,751,787
-------------------------------------------------------------------------------
  Telecommunications - 2.9%
    Bay Networks, Inc.*                              195,900       $  5,889,244
    Cisco Systems, Inc.*                              96,700          8,340,375
    Lucent Technologies, Inc.                         56,600          4,535,075
    Teligent, Inc.*                                    2,300             58,937
                                                                   ------------
                                                                   $ 18,823,631
-------------------------------------------------------------------------------
  Transportation - 0.3%
    CNF Transportation, Inc.                          48,000       $  2,088,000
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.1%
    AT&T Corp.                                       116,400       $  6,503,850
    MCI Communications Corp.                         156,800          6,889,400
                                                                   ------------
                                                                   $ 13,393,250
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $578,709,809
-------------------------------------------------------------------------------
Foreign Stocks - 4.7%
  Canada - 0.5%
    Canadian National Railway Co. (Railroads)         62,400       $  3,225,300
    Microcell Telecommunications, "B"
      (Telecommunications)*                            9,100             58,012
                                                                   ------------
                                                                   $  3,283,312
-------------------------------------------------------------------------------
  France - 0.8%
    Alcatel Alsthom, ADR (Telecommunications)        213,400       $  5,281,650
-------------------------------------------------------------------------------
  Ireland - 0.6%
    Elan Corp., PLC, ADR (Health Products)*           76,500       $  4,035,375
-------------------------------------------------------------------------------
  Netherlands - 1.1%
    Akzo Nobel N.V. (Chemicals)                       40,600       $  7,141,874
-------------------------------------------------------------------------------
  United Kingdom - 1.7%
    British Petroleum PLC, ADR (Oils)                 76,035       $  6,310,905
    Danka Business Systems, ADR (Business Services)  134,200          4,931,850
    PowerGen PLC (Utilities - Electric)*               6,844             88,111
                                                                   ------------
                                                                   $ 11,330,866
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 31,073,077
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $516,021,343)                       $609,782,886
-------------------------------------------------------------------------------

Short-Term Obligations - 7.2%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 12/10/97               $ 3,920       $  3,914,669
  Federal Home Loan Mortgage Corp.,
    due 12/04/97 - 12/31/97                           38,790         38,716,456
  General Electric Capital Corp., due 12/01/97         4,140          4,140,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 46,771,125
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $562,792,468)                  $656,554,011
Other Assets, Less Liabilities - (0.7)%                              (4,469,726)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $652,084,285
-------------------------------------------------------------------------------
* Non-income producing security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
NOVEMBER 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $562,792,468)           $656,554,011
  Cash                                                                  49,617
  Receivable for investments sold                                    9,968,393
  Receivable for Fund shares sold                                      135,447
  Dividends receivable                                                 308,326
  Other assets                                                           6,128
                                                                  ------------
      Total assets                                                $667,021,922
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $ 14,003,126
  Payable for Fund shares reacquired                                   214,351
  Net payable for forward currency exchange contracts sold             103,742
  Payable to affiliates -
    Management fee                                                      53,225
    Administrative fee                                                   1,064
    Shareholder servicing agent fee                                      9,225
    Distribution and service fee                                       323,829
  Accrued expenses and other liabilities                               229,075
                                                                  ------------
      Total liabilities                                           $ 14,937,637
                                                                  ------------
Net assets                                                        $652,084,285
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $453,046,677
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 93,657,507
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  105,433,305
  Accumulated net investment loss                                      (53,204)
                                                                  ------------
      Total                                                       $652,084,285
                                                                  ============
Shares of beneficial interest outstanding                          37,589,317
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $219,754,735 / 12,661,045 shares of
     beneficial interest outstanding)                               $17.36
                                                                    ======

  Offering price per share (100 / 94.25)                            $18.42
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $432,327,026 / 24,928,127 shares of
     beneficial interest outstanding)                               $17.34
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $2,524 / 145 shares of
    beneficial interest outstanding)                                $17.41
                                                                     -----
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $  5,799,543
    Interest                                                          3,629,315
    Foreign taxes withheld                                            (102,752)
                                                                   ------------
      Total investment income                                      $  9,326,106
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,624,555
    Trustees' compensation                                               47,762
    Shareholder servicing agent fee                                     737,886
    Shareholder servicing agent fee (Class A)                            19,079
    Shareholder servicing agent fee (Class B)                            79,824
    Distribution and service fee (Class A)                              464,076
    Distribution and service fee (Class B)                            4,309,223
    Administrative fee                                                   70,970
    Custodian fee                                                       238,018
    Postage                                                             118,043
    Printing                                                             54,264
    Audit fees                                                           34,866
    Legal fees                                                            6,497
    Miscellaneous                                                       398,776
                                                                   ------------
      Total expenses                                               $ 11,203,839
    Fees paid indirectly                                                (80,028)
                                                                   ------------
      Net expenses                                                 $ 11,123,811
                                                                   ------------
        Net investment loss                                        $ (1,797,705)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $107,742,739
    Foreign currency transactions                                      (272,966)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $107,469,773
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 25,377,364
    Translation of assets and liabilities in foreign
      currencies                                                       (106,457)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 25,270,907
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $132,740,680
                                                                   ------------
          Increase in net assets from operations                   $130,942,975
                                                                   ------------
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                   1997                    1996
------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                            $  (1,797,705)          $  (1,034,280)
  Net realized gain on investments and foreign currency
    transactions                                                   107,469,773             129,835,775
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            25,270,907             (34,841,347)
                                                                 -------------           -------------
    Increase in net assets from operations                       $ 130,942,975           $  93,960,148
                                                                 -------------           -------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $      --               $    (300,226)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (35,176,024)            (13,120,408)
  From net realized gain on investments and foreign
    currency
    transactions (Class B)                                         (93,850,492)            (60,999,950)
  In excess of net investment income (Class A)                          --                    (535,376)
                                                                 -------------           -------------
    Total distributions declared to shareholders                 $(129,026,516)          $ (74,955,960)
                                                                 -------------           -------------
      Net increase in net assets from Fund share
        transactions                                             $  68,970,507           $  45,629,972
                                                                 -------------           -------------
    Total increase in net assets                                 $  70,886,966           $  64,634,160
Net assets:
  At beginning of period                                           581,197,319             516,563,159
                                                                 -------------           -------------

At end of period (including accumulated net
  investment loss of $53,204 and $44,061, respectively)          $ 652,084,285           $ 581,197,319
                                                                 =============           =============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1997              1996             1995           1994         1993*
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $18.02            $17.67           $13.49         $14.75        $14.58
                                                       ------            ------           ------         ------        ------
Income from investment operations# -
  Net investment income                                $ 0.03            $ 0.08           $ 0.11         $ 0.21        $ 0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                          3.41              2.96             4.91          (0.25)         0.14
                                                       ------            ------           ------         ------        ------
      Total from investment operations                 $ 3.44            $ 3.04           $ 5.02         $(0.04)       $ 0.17
                                                       ------            ------           ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                           $  --             $(0.16)          $(0.22)        $(0.06)       $  --
  From net realized gain on investments and
    foreign currency transactions                       (4.10)            (2.53)           (0.62)         (1.16)          --
                                                       ------            ------           ------         ------        ------
      Total distributions declared to shareholders     $(4.10)           $(2.69)          $(0.84)        $(1.22)       $  --
                                                       ------            ------           ------         ------        ------
Net asset value - end of period                        $17.36            $18.02           $17.67         $13.49        $14.75
                                                       ======            ======           ======         ======        ======
Total return(+)                                        24.67%            19.76%           39.51%        (0.47)%         5.01%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.29%             1.31%            1.27%          1.12%         0.91%+
  Net investment income                                 0.22%             0.47%            0.67%          1.59%         1.67%+
Portfolio turnover                                       159%              112%              91%            50%           70%
Average commission rate###                          $  0.0372         $  0.0387          $  --           $  --         $  --
Net assets at end of period (000 omitted)            $219,755          $150,261          $88,119         $2,608        $  196

  * For the period from the inception of Class A shares, September 7, 1993, through November 30, 1993.
  + Annualized.
  # Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1997              1996              1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $17.96            $17.56            $13.37          $14.72          $14.83
                                                   ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                     $(0.08)           $(0.06)           $ 0.01          $ 0.04          $ 0.03
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      3.40              2.97              4.85           (0.23)           0.50
                                                   ------            ------            ------          ------          ------
      Total from investment operations             $ 3.32            $ 2.91            $ 4.86          $(0.19)         $ 0.53
                                                   ------            ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $  --             $  --             $(0.05)         $  -- **        $(0.02)
  From net realized gain on investments and
    foreign currency transactions                   (3.94)            (2.51)            (0.62)          (1.16)          (0.62)
                                                   ------            ------            ------          ------          ------
      Total distributions declared to
       shareholders                                $(3.94)           $(2.51)           $(0.67)         $(1.16)         $(0.64)
                                                   ------            ------            ------          ------          ------
Net asset value - end of period                    $17.34            $17.96            $17.56          $13.37          $14.72
                                                   ======            ======            ======          ======          ======
Total return                                       23.66%            18.84%            38.16%         (1.52)%           3.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.05%             2.13%             2.14%           2.18%           2.15%
  Net investment income (loss)                    (0.51)%           (0.38)%             0.08%           0.32%           0.10%
Portfolio turnover                                   159%              112%               91%             50%             70%
Average commission rate###                       $ 0.0372          $ 0.0387          $    --         $    --         $   --
Net assets at end of period (000 omitted)        $432,327          $430,936          $428,445        $384,504        $454,089

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ** The per share distribution from net investment income on Class B shares was $.00312.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1992              1991              1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $13.27            $11.29            $12.05          $ 9.38          $ 7.59
                                                   ------            ------            ------          ------          ------
Income from investment operations -
  Net investment income                            $ 0.02            $ 0.10            $ 0.18          $ 0.17          $ 0.12
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      2.61              2.15             (0.75)           2.63            1.76
                                                   ------            ------            ------          ------          ------
      Total from investment operations             $ 2.63            $ 2.25            $(0.57)         $ 2.80          $ 1.88
                                                   ------            ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $  --             $(0.14)           $(0.19)         $(0.13)         $(0.09)
  From net realized gain on investments and
    foreign currency transactions                   (1.07)            (0.13)           --              --              --
                                                   ------            ------            ------          ------          ------
      Total distributions declared to
       shareholders                                $(1.07)           $(0.27)           $(0.19)         $(0.13)         $(0.09)
                                                   ------            ------            ------          ------          ------
Net asset value - end of period                    $14.83            $13.27            $11.29          $12.05          $ 9.38
                                                   ======            ======            ======          ======          ======
Total return                                       20.61%            20.22%            (4.8)%          30.11%          24.79%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          2.24%             2.28%             2.38%           2.46%           2.17%
  Net investment income                             0.18%             0.75%             1.56%           1.56%           1.34%
Portfolio turnover                                    65%               86%               68%             58%             93%
Net assets at end of period (000 omitted)        $436,561          $317,375          $226,245        $202,861        $130,961

See notes to financial statements

-------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                               1997*
-------------------------------------------------------------------------------
                                                                    CLASS I
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $13.99
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.12
  Net realized and unrealized gain on investments and
   foreign currency transactions                                         3.30
                                                                       ------
      Total from investment operations                                 $ 3.42
                                                                       ------
Net asset value - end of period                                        $17.41
                                                                       ======
Total return                                                            24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.07%+
  Net investment income                                                  0.90%+
Portfolio turnover                                                        159%
Average commission rate                                               $0.0372
Net assets at end of period (000 omitted)                             $     3

 + Annualized.
++ Not annualized.
 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective September 1, 1997, the name of the Fund was changed from MFS Capital Growth Fund to MFS Large Cap Growth Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1997, $1,788,562 was reclassified from accumulated net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net operating losses and currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1997, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

          First $1 billion                                 0.0150%
          Next $1 billion                                  0.0125%
          Next $1 billion                                  0.0100%
          In excess of $3 billion                          0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,081 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $28,056 for the year ended November 30 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $72,731 for the year ended November 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $90,638 for Class B shares for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $775 and $264,561, for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $851,502,079 and $854,011,949, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $564,545,801
                                                                 ------------
Gross unrealized appreciation                                    $101,603,062
Gross unrealized depreciation                                      (9,594,852)
                                                                 ------------
    Net unrealized appreciation                                  $ 92,008,210
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED NOVEMBER 30, 1997         YEAR ENDED NOVEMBER 30, 1996
                                      -----------------------------      -------------------------------
                                         SHARES              AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           6,566,820      $  101,517,226        5,081,001       $  84,871,838
Shares issued to shareholders
 in reinvestment of
 distributions                        2,244,024          31,304,372          808,554          12,468,050
Shares transferred to Class I               (14)               (202)        --                 --
Shares reacquired                    (4,486,913)        (68,471,593)      (2,540,176)        (42,196,319)
                                     ----------        ------------       ----------       -------------
    Net increase                      4,323,917       $  64,349,803        3,349,379       $  55,143,569
                                     ==========       =============       ==========       =============

Class B Shares
                                       YEAR ENDED NOVEMBER 30, 1997         YEAR ENDED NOVEMBER 30, 1996
                                      -----------------------------      -------------------------------
                                         SHARES              AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           4,299,888       $  67,740,816        5,593,976       $  93,748,385
Shares issued to shareholders
 in reinvestment of
 distributions                        6,306,282          88,541,200        3,699,918          57,275,484
Shares reacquired                    (9,673,175)       (151,660,715)      (9,692,478)       (160,537,466)
                                     ----------        ------------       ----------       -------------
    Net increase (decrease)             932,995        $  4,621,301         (398,584)      $  (9,513,597)
                                     ==========       =============       ==========       =============

Class I Shares
                                     PERIOD ENDED NOVEMBER 30, 1997*
                                     ------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              14,678        $    217,807
Shares transferred from Class A              14                 202
Shares reacquired                       (14,547)           (218,606)
                                     ----------        ------------
    Net increase (decrease)                 145        $       (597)
                                     ==========       =============
*For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $5,036.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                      CONTRACTS TO                           CONTRACTS          UNREALIZED
             SETTLEMENT DATE               DELIVER   IN EXCHANGE FOR          AT VALUE        DEPRECIATION
----------------------------------------------------------------------------------------------------------
Sales         GBP    1/07/98             4,626,203       $ 7,674,130       $ 7,777,872            $103,742
                                                                                                  --------

At November 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Large Cap Growth Fund (formerly MFS Capital Growth Fund) (one of the series constituting MFS Series Trust II) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) LARGE CAP GROWTH FUND
TRUSTEES                                ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and        James R. Bordewick, Jr.*
President; Chairman and Director,
Massachusetts Financial Services        CUSTODIAN
Company                                 State Street Bank and Trust Company

Richard B. Bailey* - Private            AUDITORS
Investor; Former Chairman and           Deloitte & Touche LLP
Director (until 1991), Massachusetts
Financial Services Company              INVESTOR INFORMATION
                                        For MFS stock and bond market outlooks,
Marshall N. Cohan - Private Investor    call toll free: 1-800-637-4458 anytime
                                        from a touch-tone telephone.
Lawrence H. Cohn, M.D. - Chief of
Cardiac Surgery, Brigham and Women's    For information on MFS mutual funds,
Hospital; Professor of Surgery,         call your financial adviser or, for an
Harvard Medical School                  information kit, call toll free:
                                        1-800-637-2929 any business day from 9
The Hon. Sir J. David Gibbons, KBE -    a.m. to 5 p.m. Eastern time (or leave a
Chief Executive Officer, Edmund         message anytime).
Gibbons Ltd.
                                        INVESTOR SERVICE
Abby M. O'Neill - Private Investor      MFS Service Center, Inc.
                                        P.O. Box 2281
Walter E. Robb, III - President and     Boston, MA 02107-9906
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);      For general information, call toll free:
President, Benchmark Consulting         1-800-225-2606 any business day from
Group, Inc. (office services)           8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive     For service to speech- or
Vice President, Director and            hearing-impaired, call toll free:
Secretary, Massachusetts Financial      1-800-637-6576 any business day from 9
Services Company                        a.m. to 5 p.m. Eastern time. (To use
                                        this service, your phone must be
Jeffrey L. Shames* - President and      equipped with a Telecommunications
Director, Massachusetts Financial       Device for the Deaf.)
Services Company
                                        For share prices, account balances, and
J. Dale Sherratt - President, Insight   exchanges, call toll free:
Resources, Inc. (acquisition planning   1-800-MFS-TALK (1-800-637-8255) anytime
specialists)                            from a touch-tone telephone.

Ward Smith - Former Chairman (until     WORLD WIDE WEB
1994), NACCO Industries (holding        www.mfs.com
company)
                                        [Dalbar Logo]       For the fourth year
INVESTMENT ADVISER                                          in a row, MFS earned
Massachusetts Financial Services        a #1 ranking in the DALBAR, Inc.
 Company                                Broker/Dealer Survey, Main Office
500 Boylston Street                     Operations Service Quality Category.
Boston, MA 02116-3741                   The firm achieved a 3.42 overall score
                                        on a scale of 1 to 4 in the 1997
DISTRIBUTOR                             survey. A total of 111 firms responded,
MFS Fund Distributors, Inc.             offering input on the quality of
500 Boylston Street                     service they received from 29 mutual
Boston, MA 02116-3741                   fund companies nationwide. The survey
                                        contained questions about service
PORTFOLIO MANAGER                       quality in 11 categories, including
Stephen Pesek*                          "knowledge of operations contact,"
                                        "keeping you informed," and "ease of
TREASURER                               doing business" with the firm.
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*
*Affiliated with the Investment Adviser

MFS(R) LARGE CAP GROWTH FUND                                    ----------------
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500 Boylston Street                                               U.S. Postage
Boston, MA 02116-3741                                                 Paid
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